UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2006
GENITOPE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of	000-50425 (Commission File Number)	77-0436313 (I.R.S. Employer Identification
incorporation)		No.)
525 Penobscot Drive
Redwood City, California 94063
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (650) 482-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 23.1

Item 9.01. Financial Statements and Exhibits.
This Current Report on Form 8-K dated as of April 13, 2006 is being filed by Genitope Corporation in order to file Exhibit 23.1, the consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
(c)	Exhibits.

Exhibit
Number	Description

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Genitope Corporation
Dated: April 13, 2006	By:	/s/ Laura Randall Woodhead
Laura Randall Woodhead
Vice President

INDEX TO EXHIBITS

Exhibit
Number	Description

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.